[COLONIAL BANKSHARES, INC. LOGO OMITTED]

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Selected Income Statement Data (Unaudited)
(Dollars in thousands except per share data)

                                                      For the Three Months Ended      For the Nine Months Ended
                                                             September 30,                  September 30,
                                                      ---------------------------    ----------------------------
                                                         2006           2005            2006            2005
                                                      -----------    ------------    ------------    ------------
  Interest income                                         $4,786          $3,775         $13,431         $10,651
  Interest expense                                         2,693           1,670           7,214           4,690
                                                      -----------    ------------    ------------    ------------
  Net interest income                                      2,093           2,105           6,217           5,961
  Provision for loan losses                                   21              34             120             216
                                                      -----------    ------------    ------------    ------------
  Net interest income after provision for loan losses      2,072           2,071           6,097           5,745
  Non-interest income                                        269             316             758             719
  Non-interest expense                                     1,873           1,705           5,528           4,603
                                                      -----------    ------------    ------------    ------------
  Income before taxes                                        468             682           1,327           1,861
  Income tax expense                                          49             167             184             438
                                                      -----------    ------------    ------------    ------------
  Net income                                                $419            $515          $1,143          $1,423
                                                      ===========    ============    ============    ============

  Earnings per share - basic and diluted                   $0.10           $0.12           $0.26       $0.12 (4)
  Weighted average shares outstanding (1)              4,366,901       4,355,298       4,366,901       4,355,298

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Performance Ratios (Unaudited)

                                                             For the Three Months Ended     For the Nine Months Ended
                                                                   September 30,                  September 30,
                                                            ---------------------------    --------------------------
                                                               2006           2005            2006           2005
                                                            -----------    ------------    -----------    -----------
  Return on average assets (2)                                  0.46%           0.67%          0.43%          0.61%
  Return on average equity (2)                                  4.65%          11.75%          4.26%         10.60%
  Net interest margin on average interest earning assets (2)    2.44%           2.84%          2.51%          2.80%

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Selected Balance Sheet Data
(Dollars in thousands except per share data)

                                                  At September 30,    At December 31,
                                                        2006                2005
                                                  ----------------    ----------------
                                                    (Unaudited)          (Audited)
           Assets                                        $378,838            $336,852
           Cash and cash equivalents                       13,183              10,669
           Investment securities                          156,576             156,730
           Net loans receivable                           194,023             157,774
           Deposits                                       316,864             284,725
           Federal Home Loan Bank borrowings               23,510              15,415
           Total stockholders' equity                      37,024              35,861
           Book value per share                              8.19                7.93
           Stockholders' equity to total assets             9.77%              10.65%

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Asset Quality
(Dollars in thousands)

                                                  At September 30,  At December 31,
                                                      2006                2005
                                                -----------------   -----------------
                                                  (Unaudited)          (Audited)
           Non-performing assets (3)                        $148                 $80
           Allowance for loan losses                       1,317               1,168
           Non-performing assets to total assets           0.04%               0.02%
           Allowance for losses to total loans             0.67%               0.73%

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(1)  Shares outstanding do not include unreleased ESOP shares for the purpose of the weighted average shares outstanding calculation and the ending shares outstanding calculation.
(2)  Annualized.
(3)  Non-performing assets include non-accrual loans and real estate owned.
(4) Per share data for 2005 is from the initial public offering date of June 30, 2005.